UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K
                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                                March 21, 2002

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                             FLOWSERVE CORPORATION
            (Exact name of registrant as specified in the charter)

            New York                         001-13179           31-0267900
(State of other jurisdiction of             (Commission       (I.R.S. Employer
incorporation or organization)               File Number)    Identification No.)

 222 W. Las Colinas Blvd., Suite 1500,                             75039
          Irving, Texas                                         (Zip Code)
(Address of principal executive offices)

                                (972) 443-6500
              Registrant's telephone number, including area code

Item 5. Other Events

The press release issued by Flowserve Corporation dated March 21, 2002, is attached hereto as Exhibit 99.1 and is incorporated hereto by this reference.

Item 7. Financial Statements and Exhibits

(a)     Financial Statements.
        None.

(b)     Pro Form Financial Information.
        None.

(c)     Exhibits.
        99.1 Press release issued by Flowserve Corporation dated March 21, 2002.


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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        Flowserve Corporation
Dated:    March 22, 2002


                                        By:  /s/ Ronald F. Shuff
                                             -------------------
                                             Name:  Ronald F. Shuff
                                             Title: Vice President, Secretary
                                                    and General Counsel